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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       March 13, 1997


                        Odessa Foods International, Inc.
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               (Exact name of registrant as specified in charter)


   Delaware                        0-12775                        75-1613360
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(State or Other                 (Commission                      (IRS Employer
Jurisdiction of                 File Number)                     Identification
Incorporation)                                                        Number)
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Mailing Address: 135 Irwin Street, Brooklyn, New York                 11235
One Evertrust Plaza, 3rd Floor, Jersey City, New Jersey               07302
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(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code      718-646-4175


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          (Former name or former address, if changed since last report)


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ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         The following information is furnished in accordance with Item 701 of Regulation S-B as to all equity securities of the registrant sold by the registrant that were not registered under the Securities Act of 1933 ("Act") in reliance upon Regulation S under the Act.

A.       TITLE AND AMOUNT OF SECURITIES SOLD AND THE DATE OF THE TRANSACTION -
         (a) 80,000 shares of $.00001 par value common stock sold at $0.625 per share for gross proceeds of $50,000. Net proceeds were received on February 26, 1997 in the form of a loan to the Company as indicated in II C below and (b) 80,000 shares of $.00001 par value common stock sold at $0.625 per share for gross proceeds of $50,000. Net proceeds were received on February 26, 1997 in the form of a loan to the Company as indicated in II C below.

B.       NAME OF THE PLACEMENT AGENT(S) IS - None

C.       CONSIDERATION RECEIVED - Total aggregate gross consideration of
         $100,000 was utilized to convert debt into equity. Registrant had received $100,000 ($50,000 from each of two lenders) in the form of loans to Registrant on or about February 26, 1997. Therefore, the aforesaid indebtedness was cancelled with both lenders entering into Off-Shore Securities Subscription Agreements on March 10, 1997 for the number of dollars then due pursuant to the aforesaid indebtedness and in complete cancellation and full satisfaction of such indebtedness.
         The Registrant, on March 13, 1997, instructed its transfer agent to issue the underlying shares of common stock in accordance with aforesaid Off-Shore Securities Subscription Agreements.

D.       PERSONS OR CLASSES OF PERSONS TO WHOM THE SECURITIES WERE SOLD AND
         EXEMPTION FROM REGISTRATION CLAIMED - Non-U.S. persons eligible for utilization of Regulation S under the Act as not being a "U.S. person" as defined in Rule 902(o), which person(s) has warranted and represented in an Off-Shore Securities Subscription Agreement that he or it is eligible to utilize such exemptions as afforded to non-U.S.
         persons in accordance with aforesaid Regulation S under the Act.


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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ODESSA FOODS INTERNATIONAL, INC.



Date   March 26, 1997                          By /s/ Werner Heim
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                                                    Werner Heim, Secretary


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